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                                     ANNEX A

                                   Definitions

                  "1995 Balance Sheet" is defined in Section 2.3(a).

                  "Accident and Health" is defined in the definition of GBO Excluded Business.

                  "Additional Benefit Costs" is defined in Section 10.1(c).

                  "Adjusted Gross-Up Basis" has the meaning ascribed to it under the Treasury Regulations promulgated under Section 338 of the Code.

                  "Administration Agreement" means the Administration Agreement, in the form of Annex E hereto, to be entered into by Seller and Unicare on the Closing Date.

                  "Affiliate" of a specified Person means a Person that (at the time when the determination is to be made) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person. As used in the foregoing sentence, the term "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreed GAAP Principles and Procedures" is defined in Section 1.5(c).

                  "Agreement" is defined in the recitals.

                  "ASO Contract" means a Contract issued by Seller pursuant to which Seller provides only administrative services to customers of the GBO Business.

                  "Assumption Reinsurance Agreement" means the Assumption Reinsurance Agreement, in the form of Annex C hereto, to be entered into by Seller and Unicare on the Closing Date.

                  "Balance Sheets" is defined in Section 2.3(a).

                  "Below Investment Grade" means, with respect to bonds, notes, debentures or other evidence of indebtedness rated by Moody's Investors Service Inc., Standard & Poor's Corporation or the National Association of Insurance Commissions Securities Valuation Office, having a rating lower than Baa3 by Moody's Investors Service Inc., BBB by Standard & Poor's Corporation or Category 2 by the National Association of Insurance Commissions Securities Valuation Office.

                  "Berkeley Headquarters Building" means Seller's building located at 200 Berkeley Street, Boston, Massachusetts.

                  "Broker Contracts" means Contracts entered into by Seller's field representatives with insurance brokers relating to the sale of products of the GBO Included Business.

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                  "Business Day" means any day (other than a Saturday or Sunday)
on which banks are permitted to be open and transact business in Boston, Massachusetts and Los Angeles, California.

                  "Buyer" is defined in the recitals.

                  "Buyer Benefits" is defined in Section 9.3(b).

                  "Buyer Indemnifiable Losses" is defined in Section 14.1(a).

                  "Buyer Reports" is defined in Section 3.7(a).

                  "Buyer SEC Reports" is defined in Section 3.7(a).

                  "CCI" is defined in the recitals.

                  "CCI Employees" means all persons directly employed by CCI.

                  "CCI Leases" is defined in Section 2.5(b).

                  "CCI Shares" is defined in the recitals.

                  "Changes" is defined in Section 9.3(b).

                  "Closing" is defined in Section 1.4.

                  "Closing Date" is defined in Section 1.4.

                  "Closing GAAP Balance Sheet" is defined in Section 1.5(a).

                  "Closing GAAP Equity Amount" is defined in Section 1.5(a).

                  "Closing Statement" is defined in Section 1.5(c).

                  "COBRA" is defined in Section 2.11(g).

                  "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                  "Coinsurance Agreement" means the Coinsurance Agreement, in the form of Annex B hereto, to be entered into by Seller and Unicare on the Closing Date.

                  "Coinsured Policies" means the Existing GBO Policies and the Transition GBO Policies.

                  "Continuation Period" is defined in Section 1.3(b).

                  "Contracts" means all agreements or contracts, including, without limitation, all ASO Contracts, reinsurance agreements, coinsurance agreements, pooling agreements, network agreements, agents', brokers' and other intermediaries' agreements, mortgages, indentures, notes, guarantees, leases, purchase agreements and sale agreements.


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                  "Deficiency Amount" is defined in Section 1.5(c).

                  "Delaware Department" is defined in Section 6.3(a).

                  "Delivery Amount" is defined in Section 1.5(a).

                  "Direct Claim" is defined in Section 14.3.

                  "Effective Time" is defined in Section 1.4.

                  "Election" is defined in Section 9.1(a).

                  "Environmental Laws" is defined in Section 2.20(a).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

                  "ERISA Affiliate" means any entity which is a member of a "controlled group of corporations" with or under "common control" with the GBO Included Business as defined in Section 414(b) or (c) of the Code.

                  "Estimated Value" is defined in Section 1.5(b).

                  "Excess Amount" is defined in Section 1.5(c).

                  "Executive Officer" means an officer holding the title of vice president or higher and includes the chief financial officer, chief legal officer and corporate secretary of any Person.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                  "Existing GBO Policies" is defined in the Coinsurance
Agreement.

                  "Facilities" is defined in Section 2.20(b).

                  "Final Allocations Schedule" is defined in Section 9.1(b).

                  "Financial Statements" is defined in Section 2.3(a).

                  "Form of Closing GAAP Balance Sheet" is defined in Section 1.5(a).

                  "GAAP" means generally accepted accounting principles.

                  "GBO Assets" shall mean all right, title and interests in and to every species of property, real, personal and mixed, tangible and intangible and the rights under all Contracts of the GBO Business.

                  "GBO Business" means the United States, Puerto Rico and Guam group benefit operations of Seller, including the ASO Contracts business, the group health, group dental, group vision, group long-term disability, group short-term disability, group accident and sickness, and group pharmacy business, the business conducted by the GBO Subsidiaries, network arrangements, group life businesses,

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group accidental death and dismemberment business, individual accident and health converted business and individual life converted business, but excluding the business conducted by HealthPlan Management Services, Inc., long-term care insurance, group creditor insurance, and all insurance business written outside of the United States by the International Group Program business unit of the Seller either directly by Seller or through John Hancock Services Internacionais S/C Limitada, John Hancock International Services, S.A. and John Hancock International Services Pte, Ltd., by the Maritime Life Assurance Company, by P.T. Asuransi Jiwa Bumiputera John Hancock, by P.T. Indras Insan Jaya Utama, by John Hancock Life Insurance (Malaysia) Berhad, by John Hancock Life Assurance Company, Ltd., and by The Interlife Assurance Public Company Ltd. or otherwise by Seller or any of its Affiliates.

                  "GBO Business Policies" means all Insurance Policies issued in the United States by Seller as part of the GBO Business.

                  "GBO Conveyancing Documents" is defined in Section 1.1(a).

                  "GBO Division" means the portion of the GBO Included Business held and conducted directly by Seller.

                  "GBO Division Assets" means the GBO Included Assets held directly by Seller.

                  "GBO Division Contracts" is defined in Section 2.8(a).

                  "GBO Division Employees" means all GBO Employees who are directly employed by Seller.

                  "GBO Division Leases" is defined in Section 2.5(b).

                  "GBO Division Liabilities" means the GBO Included Liabilities which are direct obligations of Seller.

                  "GBO Employee" means any officer and employee who is exclusively or principally engaged in the conduct of the GBO Included Business.

                  "GBO Excluded Business" means (i) all group life insurance business and/or group accidental death and dismemberment business constituting part of the GBO Business engaged in directly by Seller ("Life or ADD") but issued to clients of the GBO Business who are not also clients of the GBO Business with respect to ASO Contracts business, group health, group dental, group vision, group long-term disability, group short-term disability, group accident and sickness, group pharmacy or network arrangements business engaged in directly by Seller ("Accident and Health") provided, however, that notwithstanding the foregoing, the following shall constitute GBO Excluded
Business:

                  (w) any Life or ADD policy which after June 30, 1996 and prior to the date of this Agreement is sold to or committed to a client (and disclosed to Buyer) which was an Accident and Health client of the GBO Business as of June 30, 1996, regardless as to when such Life or ADD policy is actually effective, executed or delivered;

                  (x) any Life or ADD policy which became effective prior to July 1, 1996 with respect to a client which subsequent to June 30, 1996 and prior to the Effective Time becomes an Accident and Health client of the GBO Business;


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                  (y)      all guaranteed access accounts constituting part of
                           the GBO Business, other than such accounts affiliated with Seller, Ford Motor Company and Digital Equipment Corporation; and

                  (z) all supplementary contracts without life contingencies constituting part of the GBO Business, other than such contracts with Ford Motor Company; and

(ii) all individual life converted insurance policies issued prior to the Effective Time relating to or arising from the GBO Business.

                  "GBO Excluded Business Policies" means all Insurance Policies constituting part of the GBO Excluded Business.

                  "GBO Included Assets" means all right, title and interest in and to (i) every species of property other than cash and Investment Assets, real, personal and mixed, tangible and intangible, used primarily or exclusively in the conduct of the GBO Included Business as of the Effective Time, with such modifications and adjustments as are set forth in Section 1.1(a), and the rights under all GBO Included Contracts as of the Effective Time and (ii) such amount of cash and Investment Assets as are required to be transferred from Seller to Buyer under Section 8.1 of the Coinsurance Agreement and Section 1.5 of this Agreement.

                  "GBO Included Business" means the GBO Business other than the GBO Excluded Business.

                  "GBO Included Contract" means a Contract relating primarily or exclusively to the GBO Included Business and to which the Seller or one of the GBO Subsidiaries is a party and which is in effect as of the Effective Time.

                  "GBO Included Liabilities" means those liabilities and obligations of Seller and the GBO Subsidiaries under the GBO Included Contracts and those liabilities and obligations as of the Effective Time of the GBO Included Business for which, in accordance with Seller's past accounting practices and procedures, amounts would be included within the categories of liabilities identified on the Form of Closing GAAP Balance Sheet, with such modification and adjustments as are set forth in Section 1.1(a). All of the GBO Included Liabilities shall have been incurred by Seller or the GBO Subsidiaries, as the case may be, in the ordinary course of business and shall be within the categories reflected in the Closing GAAP Balance Sheet.

                  "GBO Insurance Policies" are defined in the Coinsurance Agreement.

                  "GBO Intellectual Property" means all patents and trademarks, service marks, trade names, jingles, logos, assumed names, trade secrets and other proprietary information, copyrights, licenses, permits and other similar intangible property rights and interests applied for, issued to or presently owned or used by Seller exclusively or principally in the GBO Included Business. GBO Intellectual Property shall include rights in software. GBO Intellectual Property shall not include the Names.

                  "GBO Leases" is defined in Section 2.5(b).

                  "GBO Material Contracts" is defined in Section 2.8(a).


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                  "GBO Providers" is defined in Section 5.12(b).

                  "GBO Subsidiaries" means CCI, TriState and HASG.

                  "GBO Subsidiaries Shares" means the CCI Shares, the TriState Shares and the HASG Shares.

                  "GBO Subsidiary Employees" means GBO Employees employed by the GBO Subsidiaries.

                  "Governmental Entity" means any agency, administrative division or department (or administrative subdivision), commission, regulatory authority, taxing or administrative authority, guarantee fund association, court or other judicial body or legislature of the government of the United States or of any state, city, municipality, county or town thereof, or of any foreign jurisdiction, including the employees or agents of any thereof.

                  "HASG" is defined in the recitals.

                  "HASG Shares" is defined in the recitals.

                  "Hazardous Substances" is defined in Section 2.20(a).

                  "Indemnifiable Losses" means Buyer Indemnifiable Losses and Seller Indemnifiable Losses, as the case may be.

                  "Indemnifying Party" is defined in Section 14.1(e).

                  "Indemnitee" is defined in Section 14.1(d).

                  "Indemnity Notice" is defined in Section 14.3.

                  "Indemnity Payment" is defined in Section 14.1(c).

                  "Insurance Licenses" means any license, certificate of authority, permit or other authorization granted by a Governmental Entity to transact an insurance or reinsurance business.

                  "Insurance Policies" means all insurance policies, contracts, binders or certificates of insurance (including certificates issued with respect to group insurance policies), and all riders, endorsements and amendments thereto, whether written or oral.

                  "IRS" means the Internal Revenue Service.

                  "Investment Assets" means U.S. treasury securities or publicly traded bonds of United States corporations rated NAIC Category 1 or 2 by the Securities Valuation Office of the National Association of Insurance Commissioners.

                  "JHSI" means John Hancock Subsidiaries Inc., a Delaware corporation and a wholly-owned subsidiary of Seller.

                  "Knowledge" is defined in Section 16.11.


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                  "Lease Agreements" means the Lease Agreement, in the form of
Annex G hereto, relating to Seller's Facility at John Hancock Place, Boston, Massachusetts, and the Lease Agreement, in the form of Annex H hereto, relating to Seller's Facility in Dearborn, Michigan, each to be entered into by Seller and Unicare on the Closing Date.

                  "Lease Assignment" means a Lease Assignment, in the form of Annex I hereto, to be entered into by Seller and Unicare on the Closing Date with respect to each of the GBO Division Leases.

                  "Leased Equipment" is defined in Section 8.7.

                  "Leased Facilities" is defined in Section 2.5(b).

                  "Liability" means any indebtedness, liability, claim, cost, loss, damage, deficiency, judgment, settlement, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, due or to become due, accrued, absolute, contingent or otherwise.

                  "License Agreement" means the License Agreement, in the form of Annex D hereto, to be entered into by Seller and Unicare on the Closing Date.

                  "Liens" means all mortgages, pledges, security interests, liens, charges, options, conditional sales agreements, claims, restrictions, covenants, easements, rights of way, title defects or other encumbrances of any nature whatsoever.

                  "Life or ADD" is defined in the definition of GBO Excluded Business.

                  "Massachusetts Department" is defined in Section 5.8(a).

                  "Material Adverse Effect" means, (i) with respect to the GBO Included Business, a change in the business, property, financial condition or results of operation of the GBO Included Business, which is adverse and is reasonably probable of being material, or adversely and materially affects the ability of a party to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, but excluding the inability of Seller to obtain any consents or approvals for the assignment of any GBO Included Contract, and (ii) with respect to any other Person, a change in the business, property, financial condition or results of operation of such Person which is adverse and is reasonably probable of being material or adversely and materially affects the ability of a party to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

                  "Modified Aggregate Deemed Sales Price" shall have the meaning ascribed to it under the Treasury Regulations promulgated under Section 338 of the Code.

                  "Names" shall have the meaning set forth in the License Agreement.

                  "Net Income" for any year shall mean net income after tax as calculated in accordance with GAAP.

                  "PBGC" is defined in Section 2.11(d).

                  "Pension Plan" is defined in Section 2.11.


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                  "Permitted Liens" means (i) Liens for water and sewer charges and current taxes not yet due and payable or being contested in good faith and for which adequate reserves have been taken, (ii) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar Liens arising or incurred in the ordinary course of business, (iii) immaterial imperfections of title, or other defects, easements, restrictions, covenants, rights of way, liens, mortgages, pledges, encumbrances or charges, if any, which do not materially impair the continued use and operation of GBO Included Assets or real property or otherwise materially adversely affect the use of the GBO Included Assets to conduct the GBO Included Business, (iv) with respect to GBO Investments, restrictions on transfer under securities laws or as set forth in agreements and instruments governing mortgage, partnership and venture capital investments and loan participation investments, and rights of set-off under banking and other agreements; (v) Liens approved in writing by the other party hereto, (vi) Liens related to required deposits with insurance departments,
(vii) Liens with respect to leased items only, the rights of the respective lessors in respect thereof, (viii) Liens which have arisen in the ordinary course of business or individually or in the aggregate do not materially interfere with the conduct of GBO Included Business as now conducted, (ix) asset reserve and trust fund requirements and asset maintenance obligations under reinsurance and retrocession contracts, and (x) deposits with Governmental Entities asset reserve and trust fund requirements and asset maintenance obligations under reinsurance and retrocession contracts.

                  "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.

                  "Policyholder" means a holder of a Coinsured Policy.

                  "Pre-closing Period" is defined in Section 9.2(a).

                  "Proceedings" is defined in Section 9.5.

                  "Pro Forma Closing GAAP Balance Sheet" is defined in Section 1.5(a).

                  "Proposed Adjustment Notice" is defined in Section 1.5(f).

                  "Purchase Price" means the amount provided in Section 1.1(b).

                  "Recent Balance Sheet" is defined in Section 2.3(b).

                  "Recent Balance Sheet Date" is defined in Section 2.3(b).

                  "Reserves" means the Seller's reserves computed as of a specified date and relating to the Seller's business with respect to the Coinsured Policies for all amount of (i) unearned premiums and (ii) all losses and all loss adjustment expenses, net of Third Party Reinsurance, calculated under SAP and as would be described in the Seller's Statutory Annual Statement on exhibits 8, 9, 10 or 11 (or any other exhibit then applicable) to such Statutory Annual Statement as if such Annual Statement were being filed as of such specified date.

                  "SEC" is defined in Section 3.7(a).

                  "Securities Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.


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                  "Seller" is defined in the recitals and shall include any
successor by merger to Seller.

                  "Seller Benefits" is defined in Section 9.3(c)

                  "Seller Indemnifiable Losses" is defined in Section 14.1(b).

                  "Seller's Facilities" is defined in Section 2.5(b).

                  "Seller Tax Returns" is defined in Section 9.2(a).

                  "Separate Transaction Documents" is defined in Section
14.1(a).

                  "Service Agreement" means the Service Agreement, in the form of Annex F hereto, to be entered into by Seller, as service provider, and Unicare on the Closing Date.

                  "Shared Contracts" is defined in Section 2.8(a)(v).

                  "Statutory Accounting Principles" or "SAP" means the statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Massachusetts with respect to Seller, or the State of Delaware, with respect to Unicare, for the preparation of annual statements and other financial reports by insurance companies of the same type as any such company.

                  "Statutory Financial Statements" is defined in Section 2.3(c).

                  "Straddle Period" is defined in Section 9.2(a).

                  "Subject Business" is defined in Section 5.9(a).

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the outstanding stock or other equity interest the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

                  "Subsidiary Material Contracts" is defined in Section 2.8(b)

                  "Tax Return" means any return, report, information return, or other document (including any related or supporting information) filed or required to be filed with any federal, state, local, or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

                  "Tax" or "Taxes" means all taxes, charges, duties, fees, levies or other assessments, including but not limited to, income, excise, property, sales, transfer, use, stamp, franchise, withholding, gross receipts, value added, environmental, estimated, social security, workers compensation and unemployment taxes, and guarantee fund assessments imposed by the United States, any possession thereof, any state, county, local or foreign government, or any subdivision or agency of any of the foregoing, and any interest, penalties or additions to tax relating to the foregoing.


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                  "Taxing Authority" means any federal, state, local or foreign
Governmental Entity responsible for the administration or collection of any Tax, or for the adjudication of any case, controversy or proceeding with respect to Tax.

                  "Tentative Allocations Schedule" is defined in Section 9.1(b).

                  "Third Party Claim" is defined in Section 14.2(a).

                  "Third Party Reinsurance" shall mean all contracts of reinsurance with The Maritime Life Assurance Company and with independent parties unaffiliated with the Seller or any of its Affiliates under which the Seller's Reserves and liabilities with respect to the Coinsured Policies or some portion thereof are transferred, whether or not such contracts of reinsurance are also applicable to business other than the Coinsured Policies.

                  "Transaction Documents" means this Agreement, the License Agreement, the Coinsurance Agreement, the Administration Agreement, the Assumption Reinsurance Agreement, the Lease Agreements, and the Service Agreement and the Lease Assignments.

                  "Transferring Employee" is defined in Section 10.1(a).

                  "Transition GBO Policies" is defined in the Coinsurance Agreement.

                  "Transition Period" means the period from the Effective Time to the last Transition Termination Date under the Coinsurance Agreement.

                  "TriState" is defined in the recitals.

                  "TriState Shares" is defined in the recitals.

                  "Unaudited Financial Statements" is defined in Section 2.3(b).

                  "Unicare" is defined in the recitals.

                  "Unicare's SAP Financial Statements" is defined in Section 3.7(c).

                  "Unicare Reports" is defined in Section 3.7(d).

                  "WARN Act" means the Worker Adjustment and Retraining Notification Act, as amended.


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